Exhibit 99.2
February 25, 2025 Fourth Quarter 2024 Conference Call

2 2 This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; the spot market; our current work continuing; visibility and future utilization; our protocols and plans; future economic or political conditions; energy transition or energy security; our spending and cost management efforts and our ability to manage changes; oil price volatility and its effects and results; our ability to identify, effect and integrate mergers, acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition and any subsequently identified legacy issues with respect thereto; developments; any financing transactions or arrangements or our ability to enter into such transactions or arrangements; our sustainability initiatives; our share repurchase program or execution; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions and the demand for our services; volatility of oil and natural gas prices; complexities of global political and economic developments; results from mergers, acquisitions, joint ventures or similar transactions; results from acquired properties; our ability to secure and realize backlog; the performance of contracts by customers, suppliers and other counterparties; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the effectiveness of our sustainability initiatives and disclosures; human capital management issues; geologic risks; and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. INTRODUCTION Forward-Looking Statements

3 3 • Executive Summary (pg. 4) • Operational Highlights (pg. 8) • Key Financial Metrics (pg. 13) • 2025 Outlook (pg. 15) • Non-GAAP Reconciliations (pg. 20) • Questions and Answers PRESENTATION OUTLINE Agenda

4 Executive Summary

5 5 EXECUTIVE SUMMARY Summary of Results ($ in millions, except per share amounts, unaudited) Three Months Ended 12/31/24 12/31/23 9/30/24 12/31/24 12/31/23 Revenues 355 $ 335 $ 342 $ 1,359 $ 1,290 $ Gross profit 59 $ 49 $ 66 $ 220 $ 200 $ 17% 15% 19% 16% 16% Net income (loss) 20 $ (28) $ 30 $ 56 $ (11) $ Basic earnings (loss) per share 0.13 $ (0.19) $ 0.19 $ 0.37 $ (0.07) $ Diluted earnings (loss) per share $ (0.19) 0.13 $ 0.19 $ 0.36 $ (0.07) $ Adjusted EBITDA1 Business segments 89 $ 85 $ 100 $ 356 $ 335 $ Corporate, eliminations and other (18) (15) (12) (53) (62) Adjusted EBITDA1 $ 71 72 $ 88 $ 303 $ 273 $ Cash and cash equivalents 368 $ 332 $ 324 $ 368 $ 332 $ Net Debt1 $ 30 (53) $ (9) $ (53) $ 30 $ Cash flows from operating activities2 $ 95 78 $ 56 $ 186 $ 152 $ Free Cash Flow1,2 $ 92 65 $ 53 $ 163 $ 134 $ Year Ended 1 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 Cash flows from operating activities and Free Cash Flow for the year ended 12/31/24 include $58 million of the $85 million Alliance earnout paid in cash in April 2024 Amounts may not add due to rounding

6 6 Fourth Quarter 2024 Financial Results • Net income of $20 million, $0.13 per diluted share • Adjusted EBITDA1,4 of $72 million • Operating cash flows of $78 million • Free Cash Flow1 of $65 million Financial Condition at December 31, 2024 • Cash and cash equivalents of $368 million • Liquidity2 of $430 million • Long-term debt3 of $315 million • Negative Net Debt1 of $53 million Operations • Commenced Q4000 operations in Nigeria on 180-day contract plus options • Completed Q7000 operations in Australia and commenced transit and mobilization to Brazil for 400-day contract plus options with Shell • Siem Helix 1 transitioned to Trident extension contract at higher rates • Continued strong integrated vessel trenching activities in Robotics; concluded integrated vessel trenching operations on Siem Topaz in Asia Pacific end of Q4 Commercial • Helix Producer I contract renewal to June 2026 EXECUTIVE SUMMARY Fourth Quarter 2024 Highlights 1 Adjusted EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures; see non-GAAP reconciliations below 2 Liquidity is calculated as the sum of cash and cash equivalents and availability under Helix’s ABL facility, and excludes cash pledged to the ABL Facility 3 Long-term debt is presented net of unamortized discounts and deferred issuance costs 4 EBITDA includes $11 million related to a contact cancellation benefit received in Q4

7 7 Full Year 2024 Financial Results • Net income of $56 million, $0.36 per diluted share • Net income includes a pretax loss of $21 million related to the retirement of our former 2026 Convertible Senior Notes • Adjusted EBITDA1 of $303 million • Operating cash flows of $186 million • Free Cash Flow1 of $163 million • Operating cash flows and Free Cash Flow include $58 million cash outflow related to the Alliance earnout Operations • Strong results and significant improvement in Well Intervention year over year • Completed transit and mobilization and commenced operations on Q4000 on 180-day project plus options offshore Nigeria • Q7000 completed successful Australia operations, including initial deployment of ROAM • Near-full utilization on Q5000 in the U.S. Gulf Coast • Strong Robotics results, with increased trenching activity and significant improvements year over year; concluded two-year integrated vessel trenching on Siem Topaz in Asia Pacific Commercial • Extended contract with Trident in Brazil on Siem Helix 1 for one year beginning Q4 2024 • Two new three-year contracts with Petrobras, commencing early 2025 on Siem Helix 2 and second half 2025 on Siem Helix 1 • Executed two-year contract on Q5000 for committed 175 days per year • Helix Producer I contract renewal to June 2026 EXECUTIVE SUMMARY Full Year 2024 Highlights 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 Revenue percentages net of intercompany eliminations Production Maximization 44% Decommissioning 44% Renewables 11% Other 1% Revenue By Market Strategy2 Year Ended December 31, 2024

8 Operational Highlights

OPERATIONAL HIGHLIGHTS

Segment Results

($ in millions, unaudited)	Three Months Ended						Year Ended			
	12/31/24		12/31/23		9/30/24		12/31/24		12/31/23	
Revenues										
Well Intervention	$ 226		$ 204		$ 175		$ 830		$ 708	
Robotics	82		63		85		298		258	
Shallow Water Abandonment	38		62		72		187		275	
Production Facilities	18		19		21		89		88	
Intercompany eliminations	(9)		(13)		(9)		(45)		(39)	
Total	$ 355		$ 335		$ 342		$ 1,359		$ 1,290	
Gross profit (loss) %										
Well Intervention	$ 34	15%	$ 25	12%	$ 20	11%	$ 111	13%	$ 47	6%
Robotics	23	28%	11	18%	27	32%	88	30%	61	24%
Shallow Water Abandonment	(3)	(9)%	14	22%	11	15%	(1)	-	71	26%
Production Facilities	7	36%	-		9	41%	24	27%	23	27%
Eliminations and other	(1)		-		-		(2)		(2)	
Total	$ 59	17%	$ 49	15%	$ 66	19%	$ 220	16%	$ 200	16%
Utilization										
Well Intervention vessels	79%		95%		97%		90%		88%	
Robotics vessels	98%		97%		96%		92%		96%	
Robotics assets (ROVs and trenchers)	64%		68%		77%		69%		62%	
Shallow Water Abandonment vessels	64%		72%		76%		60%		74%	
Shallow Water Abandonment systems	17%		58%		25%		24%		70%	

Amounts may not add due to rounding

Fourth Quarter Utilization

Well Intervention

- Fleet utilization 79%
  - 96% in the U.S. Gulf (includes 9 mobilization and transit days on *Q4000*)
  - 58% in the North Sea and Asia Pacific (includes 55 mobilization and transit days on *Q7000*)
  - 94% in Brazil
- 15K IRS idle; 10K IRS 100% utilized on third-party vessel offshore Australia; ROAM idle

Production Facilities

- *Helix Producer I* operated at full rates
- Thunder Hawk wells shut in during fourth quarter

Robotics

- 508 chartered vessel days (98% utilization)
- 269 integrated vessel trenching days
- 2,754 work class ROV days
- 64% overall ROV and trencher utilization

Shallow Water Abandonment

- 63% liftboat, offshore supply vessel (OSV) and crewboat combined utilization
- 74% diving support vessel (DSV) utilization
- 41% utilization on *Epic Hedron* heavy lift barge
- 416 days, or 17%, combined utilization on 20 plug and abandonment (P&A) systems and six coiled tubing (CT) systems

9

OPERATIONAL HIGHLIGHTS

Well Intervention Utilization

- ***Q4000*** (US Gulf Coast, West Africa) – 94% utilized in Q4; completed mobilization and transit and commenced work for customer offshore Nigeria; performed production enhancement operations on four wells; utilization includes 9 days of paid mobilization and transit with related fees and costs deferred and recognized over contract term beginning mid-October 2024
- ***Q5000*** (US Gulf Coast) – 98% utilized in Q4; completed heavy lift scope prior to commencing production enhancement and decommissioning scopes on four wells for one customer
- ***Well Enhancer*** (North Sea) – 27% utilized in Q4; worked for two customers performing decommissioning operations; vessel idle for remainder of quarter
- ***Seawell*** (North Sea) – 50% utilized in Q4; completed production enhancement work scope for two customers; vessel utilization excludes 12 days working for Helix Robotics performing survey work as a cost reduction measure (vessel days are included in Helix Robotics utilization); net cancellation benefit of $11 million in Q4 related to 2025 commitment
- ***Q7000*** (Australia) – 99% utilized in Q4; completed four-well production enhancement campaign off northwest Australia; vessel subsequently commenced mobilization and transit to Brazil; vessel utilization includes 55 days of paid mobilization and transit with related fees and costs deferred and recognized over contract term expected to begin Q1 2025
- ***Siem Helix 1*** (Brazil) – 100% utilized in Q4; completed decommissioning scopes on five wells for Trident Energy; vessel transitioned to contract extension with Trident at improved rates at end of quarter
- ***Siem Helix 2*** (Brazil) – 88% utilized in Q4; completed temporary abandonment scope on one well and production enhancement scopes on two wells for Petrobras in the quarter; existing contract with Petrobras ended late December 2024, and vessel subsequently underwent an approximate six-day unpaid acceptance period before commencing new Petrobras contract
- **15K IRS** – idle during Q4
- **10K IRS** – one system 100% utilized for project in Australia
- **ROAM** – idle during Q4


U.S. Gulf Coast[1] (Q4000 and Q5000)
97%
79%
53%
82%
97%
98%
82%
100%
96%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24


North Sea[2] (Seawell and Well Enhancer)
98%
81%
100%
98%
100%
68%
100%
96%
38%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24


Q7000[3]
100%
41%
91%
88%
68%
100%
100%
100%
99%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24


Brazil (Siem Helix 1 and Siem Helix 2)
92%
97%
97%
97%
99%
100%
99%
93%
94%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24

[1] U.S. Gulf Coast utilization includes *Q4000* utilization offshore West Africa during Q4 2024 on a six-month contract
[2] North Sea utilization includes *Seawell* utilization in the western Mediterranean between Q4 2023 and Q2 2024
[3] *Q7000* utilization includes utilization in West Africa through Q4 2022, New Zealand in 2023 and Australia in 2024

10

OPERATIONAL HIGHLIGHTS

Robotics Utilization

- ***Grand Canyon II*** (Asia Pacific) – 96% utilized in Q4; performed oil and gas ROV support project in Malaysia
- ***Grand Canyon III*** (North Sea) – 100% utilized in Q4; performed oil and gas trenching projects for one customer and renewables trenching project for another customer
- ***Shelia Bordelon*** (US Gulf Coast / US East Coast) – 100% utilized in Q4; performed various US East Coast windfarm support projects
- ***North Sea Enabler*** (North Sea) – 100% utilized in Q4; performed oil and gas trenching for two customers and renewables trenching project for another customer
- ***Glomar Wave*** (North Sea) – 87% utilized in Q4; performed ROV support services for renewables site clearance project
- **Spot Vessel** – 85 days of utilization on *Siem Topaz* during Q4, which completed approximately 600 days of integrated vessel trenching on renewables work offshore Taiwan that began Q2 2023; 12 days utilization on *Seawell* performing survey work
- **Trenching** – 269 integrated vessel trenching days[1] on renewables and oil and gas trenching projects on *Grand Canyon III*, *North Sea Enabler* and *Siem Topaz*; 26 days stand-alone trenching on the i-Plough on a third-party vessel
- **Site Clearance** - 65 days utilization on IROV boulder grab


Vessel Operations
332
160
295
66
435
194
506
276
463
271
333
85
528
232
532
249
508
269
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Total Vessel Days
Integrated Vessel Trenching Days¹


ROV Utilization
58%
2,491
56%
2,310
58%
2,419
67%
2,837
68%
2,893
58%
2,425
76%
3,242
77%
3,336
64%
2,754
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Total ROV Days
Total ROV utilization (%)²

[1] Integrated vessel trenching days represents trenching activities utilizing Helix trenchers on Helix-chartered vessels and excludes stand-alone trenching operations on the i-Plough on third-party vessels of 90 days, 58 days, 49 days, 92 days and 26 days during Q1 2023, Q2 2023, Q2 2024, Q3 2024 and Q4 2024, respectively

[2] Total ROV utilization includes 42, 40 and 39 work class ROVs during 2021, 2022 and 2023-2024, respectively, and four trenchers during 2021; IROV boulder grabs placed into service end of Q3 2022 and Q1 2024; two trenchers placed into service late Q4 2022 and one trencher retired from service Q1 2024

11

OPERATIONAL HIGHLIGHTS

Shallow Water Abandonment Utilization

Q4 activity levels reflect the expected seasonal slowdown in utilization; overall activity levels reflective of weak 2024 U.S. Gulf Coast shelf market

Offshore

- **Liftboats** – nine liftboats with combined utilization of 58% in Q4
- **OSVs** – six OSVs and one crew boat with combined utilization of 71% in Q4

Energy Services

- **P&A Systems** – 289 days utilization, or 16%, on 20 P&A systems in Q4
- **CT Systems** – 127 days utilization, or 23%, on six CT systems in Q4

Diving & Heavy Lift

- ***Epic Hedron*** – 41% utilized in Q4
- **DSVs** – three DSVs with combined utilization of 74% in Q4



P&A and CT Systems
80%
77%
92%
84%
65%
29%
30%
29%
16%
26%
44%
56%
47%
36%
17%
26%
12%
23%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
P&A Systems[1]
CT Systems[1]



Heavy Lift
0%
14%
79%
100%
76%
0%
46%
88%
41%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Heavy Lift Derrick Barge



Liftboats and OSVs
69%
86%
88%
85%
80%
58%
57%
62%
58%
74%
39%
76%
91%
71%
35%
62%
86%
71%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Liftboats[2]
OSVs and Crew Boat



Diving
63%
31%
53%
93%
46%
19%
53%
91%
74%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Diving Vessels

[1] Systems utilization includes six CT systems; 15 P&A systems from Q4 2022 to August 2023 and 20 P&A systems beginning September 2023
[2] Liftboat utilization includes ten liftboats during Q4 2022 and nine liftboats beginning Q1 2023

12

13 Key Financial Metrics

14 14 Total funded debt† of $324 million at 12/31/24 • $300 million Senior Notes due 2029 – 9.75% • $24 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 KEY FINANCIAL METRICS Debt Instrument Profile † Excludes $9 million of remaining unamortized debt discount and issuance costs $9 $10 $5 $300 $0 $50 $100 $150 $200 $250 $300 2025 2026 2027 2028 2029 Principal Payment Schedule at 12/31/24 ($ in millions) MARAD 2029 Senior Notes $256 $189 $332 $368 $(305) $(264) $(362) $(315) $305 $285 $431 $430 $22 $(75) $(30) $53 ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash Long-term debt Liquidity Net Debt 12/31/21 12/31/22 12/31/23 12/31/24 Debt and Liquidity Profile at 12/31/24 ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash of $71 million, at December 31, 2021 2 Long-term debt net of debt issuance costs 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility but excludes cash pledged to the ABL facility 4 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 1 2 3 4 Amounts may not add due to rounding

15 2025 Outlook

2025 OUTLOOK

Forecast

Key Financial Metrics

($ in millions)		2025 Outlook		2024 Actual
Revenues	$	1,360 - 1,500	$	1,359
Adjusted EBITDA[1]		320 - 380		303
Free Cash Flow[1,2]		175 - 225		163
Capital Additions[3]		70 - 90		59
Revenue Split:				
Well Intervention	$	850 - 890	$	830
Robotics		290 - 340		298
Shallow Water Abandonment		190 - 230		187
Production Facilities		70 - 80		89
Eliminations		(40)		(45)
Total Revenue	**$**	**1,360 - 1,500**	**$**	**1,359**

1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

2 Free Cash Flow in 2024 included $58 million related to the Alliance acquisition earnout

3 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

Key Forecast Drivers

Our 2025 outlook will be affected, among other things, by the timing and extent of the winter weather seasonal impact to our utilization and the following expected key drivers:

Well Intervention

- *Q4000* – length of Nigeria campaign and utilization on return to the U.S. Gulf Coast
- *Q5000* – operating efficiency North Sea; seasonal utilization on *Well Enhancer* and *Seawell*
- Brazil – *Siem Helix 1* transition from Trident to new Petrobras contract; *Siem Helix 2* operating efficiency
- *Q7000* – transition to Brazil Shell contract and operating efficiency

Robotics

- Seasonal utilization in the North Sea and Asia Pacific on chartered vessels

Shallow Water Abandonment

- Strength of contracting for oil and gas properties in bankruptcies reverting to former owners; seasonal utilization of shallow water operations on the U.S. Gulf Coast shelf

Production Facilities

- Thunder Hawk duration of well shut-ins; timing of remediation efforts

16

17 17 Well Intervention • Q5000 (U.S Gulf Coast) – contracted work into Q4 2025 with high expected utilization in 2025 • Q4000 (U.S. Gulf Coast / West Africa) – contracted work in Nigeria to mid-2025; vessel expected to subsequently transit back to US Gulf Coast for contracted three-well abandonment project and other identified opportunities • IRS rental units (Global) – 15K IRS expected to be idle in Q1; 10K IRS systems expected to be idle in Q1 • Well Enhancer (North Sea) – warm stacked in Aberdeen and expected to commence operations early March for contracted production enhancement project; identified opportunities thereafter with expected seasonal slowdown in Q4 • Seawell (North Sea) –in regulatory dry dock into early March and expected to commence operations thereafter; identified opportunities in 2025 and expected seasonal slowdown in Q4 • Q7000 (Brazil) – Completed transit from Australia to Brazil early January; vessel undergoing regulatory docking and mobilization, followed by commencement of 400-day contracted decommissioning project expected to begin mid-March • Siem Helix 1 (Brazil) – under decommissioning contract for Trident Energy into Q4 2025, followed by commencement of three-year contract with Petrobras • Siem Helix 2 (Brazil) – commenced new three-year Petrobras contract early January • IRS rental units (Global) – 15K IRS being marketed globally in 2025; 10K IRS has identified opportunities offshore Australia second half 2025; second 10K IRS available in Q1 and being marketed globally Production Facilities • Helix Producer I – under contract throughout 2025 • Thunder Hawk – wells expected to be shut in throughout 2025 • Droshky – ongoing production expected through 2025 Robotics • Grand Canyon II (Asia Pacific) – idle while undergoing regulatory docking expected through February; vessel subsequently expected to have strong utilization over remainder of 2025 • Grand Canyon III (North Sea) – expected to be highly utilized on contracted trenching scopes for both renewables and oil and gas customers throughout 2025 • Shelia Bordelon (US) – completed regulatory dry dock mid-February and has contracted backlog on the U.S. East Coast and Gulf Coast through mid-2025, with spot opportunities for remainder of year • North Sea Enabler (North Sea) – approximate 30-day maintenance docking in Q1; otherwise expected to have high utilization performing ROV work scopes first half 2025 and trenching beginning second half 2025 • Glomar Wave (North Sea) – under flexible charter and has at least six months of renewable UXO survey and boulder clearance work commencing in March; expected to operate in spot market for balance of 2025 • Trym (North Sea) – commenced vessel charter in February; expected to perform site clearance operations from March to November • Trenchers (Global) – six trenchers with expected four ongoing working trencher spreads: two in North Sea and two in Asia Pacific; remaining trenchers contracted on third-party vessel in Baltic Sea in Q2 • ROVs (Global) – expect strong ROV utilization similar to 2024, with entire work-class ROV fleet contracted for work in 2025 Shallow Water Abandonment • Liftboats – expect seasonal utilization on up to seven liftboats during 2025 • OSVs – expect seasonal utilization on up to four OSVs during 2025 • P&A Systems – expect seasonal utilization on up to 12 P&A systems during 2025 • CT Systems – expect seasonal utilization on up to three CT systems during 2025 • DSVs – expect seasonal utilization on all three diving vessels during 2025 following regulatory dockings of two vessels in Q1 • Epic Hedron – expect good seasonal utilization during 2025 2025 OUTLOOK Segments Outlook

18 18 2025 Capital additions are forecasted at approximately $70 – $90 million: • Approximately $45 – $55 million for regulatory recertifications of our vessels and systems, reported in operating cash flows • Approximately $25 – $35 million for capital expenditures, reported in investing cash flows Free Cash Flow1 • Free Cash Flow outlook includes approximately $70 – $90 million of capital spending, $30 million of cash interest, and cash taxes expected between $40 – $50 million • Working capital expected to be impacted by seasonality and the timing of payments related to extended mobilizations Balance Sheet • Entering 2025 with significant levels of cash and strong Free Cash Flow outlook; expected increase in cash position subject to level of share repurchases and/or opportunistic capital spending • Our funded debt is expected to decrease by $9 million due to scheduled MARAD principal repayments in 2025; no significant debt maturities until 2029 • Targeting a minimum 25% of Free Cash Flow for share repurchases, or approximately $50 million 2025 OUTLOOK Capital Additions, Cash Flow & Balance Sheet 1 Free Cash Flow is a non-GAAP financial measure; see non-GAAP reconciliation below

19 Capital Allocation Strategic Capital • Build cash surplus to deploy opportunistically Return to Shareholders • $200M share repurchase plan • $42M of repurchases to date under plan Maintenance Capital • Regulatory certification of vessels and systems Balance Sheet • Simplified capital structure • Maintain sufficient liquidity, low net debt $430M Liquidity at 12/31/24 ($53M) Net Debt1 at 12/31/24 Targeting minimum 25% FCF $70-90M Forecasted in 2025 Opportunistic KEY FINANCIAL METRICS 1 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliation below

20 Non-GAAP Reconciliations

21 21 NON-GAAP RECONCILIATIONS Non-GAAP Reconciliations ($ in thousands, unaudited) 12/31/24 12/31/23 9/30/24 12/31/24 12/31/23 Reconciliation from Net Income (Loss) to Adjusted EBITDA: Net income income (loss) 20,121 $ (28,333) $ 29,514 $ 55,637 $ (10,838) $ Adjustments: Income tax provision 3,880 8,721 9,520 26,427 18,352 Net interest expense 5,572 4,771 5,689 22,629 17,338 Other expense (income), net 1,275 (6,963) 49 3,922 3,590 Depreciation and amortization 40,564 44,103 42,904 173,292 164,116 EBITDA 71,412 22,299 87,676 281,907 192,558 Adjustments: (Gain) loss on disposition of assets 429 - (100) 479 (367) Acquisition and integtation costs - - - - 540 Change in fair value of contingent consideration - 10,927 - - 42,246 Losses related to convertible senior notes - 37,277 - 20,922 37,277 General provision (release) for current expected credit losses (200) 129 45 (161) 1,149 Adjusted EBITDA 71,641 $ 70,632 $ 87,621 $ 303,147 $ 273,403 $ Free Cash Flow: Cash flows from operating activities 77,977 $ 94,737 $ 55,731 $ 186,028 $ 152,457 $ Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries (12,523) (2,859) (3,086) (22,840) (18,659) Free Cash Flow 65,454 $ 91,878 $ 52,645 $ 163,188 $ 133,798 $ Net Debt: Long-term debt including current maturities of long-term debt 315,157 $ 361,722 $ 314,673 $ 315,157 $ 361,722 $ Less: Cash and cash equivalents (368,030) (332,191) (324,120) (368,030) (332,191) Net Debt (52,873) $ 29,531 $ (9,447) $ (52,873) $ 29,531 $ Three Months Ended Year Ended

22 22 NON-GAAP RECONCILIATIONS Non-GAAP Definitions Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gains or losses on disposition of assets, acquisition and integration costs, gains or losses related to convertible senior notes, the change in fair value of contingent consideration and the general provision (release) for current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from asset sales and insurance recoveries (related to property and equipment), if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP. We have not provided reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures due to the challenges and impracticability with estimating some of the items without unreasonable effort, which amounts could be significant.

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from existing oil and gas wells Lowering Decommissioning Costs Restoring the seabed in an environmentally safe manner Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model